UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2007

SYNIVERSE HOLDINGS, INC.

SYNIVERSE TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware Delaware	001-32432 333-88168	30-0041666 06-1262301
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8125 Highwoods Palm Way

Tampa, Florida 33647-1765

Telephone: (813) 637-5000

(Address, including zip code, and telephone number, including area code, of registrants’ principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01.	Acquisition or Disposal of Assets

On December 19, 2007, Syniverse Holdings, Inc. (“Syniverse”) filed a Current Report on Form 8-K to report the December 19, 2007 completion of its acquisition of the wireless services business (“BSG Wireless”) of Billing Services Group Limited (“BSG”) pursuant to a Share Purchase Agreement dated April 1, 2007, by and among Syniverse Technologies, Inc., its wholly owned subsidiary, Highwoods Corporation and BSG (the “Purchase Agreement”). Under the Purchase Agreement, Syniverse acquired all of the outstanding share capital of Billing Services Group Luxembourg S.a r.l. and Billing Services Group Asia Limited from BSG for an aggregate purchase price of $290 million in cash (which includes debt repaid at closing). The acquisition was funded through the draw down of Syniverse’s amended and restated credit facility completed in August 2007. Included in the facility was a delayed draw term loan of $160 million in aggregate principal amount and a Euro-denominated delayed draw term loan facility of the equivalent of $130 million intended to finance this acquisition.

The information set forth in Item 1.01 “Entry into a Material Definitive Agreement” in the Current Report on Form 8-K filed April 2, 2007 is incorporated in this Item 2.01 by reference.

A copy of the press release announcing completion of the acquisition is furnished with this Current Report as Exhibit 99.1 and is incorporated herein by reference.

The purpose of this amended Current Report on Form 8-K is to provide the historical financial statements of Billing Services Group Luxembourg S.a r.l. and the unaudited pro forma financial statements of Syniverse, which were permitted to be excluded from the Form 8-K filed on December 19, 2007.

Item 9.01.	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

The audited consolidated balance sheet of Billing Services Group Luxembourg S.a.r.l. as of December 31, 2006 and the related statements of operations, changes in shareholders’ equity and cash flows for the year then ended, and the unaudited interim consolidated financial statements of Billing Services Group Luxembourg S.a.r.l. for the nine months ended September 31, 2007 are attached as Exhibit 99.3 hereto.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed consolidated financial information of Syniverse giving effect to the acquisition of BSG Wireless and the related financing transactions is attached as Exhibit 99.2.

(c)	Exhibits

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP

99.1*	Press Release dated December 19, 2007

99.2	Unaudited pro forma condensed consolidated financial information of Syniverse giving effect to the acquisition of BSG Wireless and the related financing transactions.

99.3	Audited consolidated balance sheet of Billing Services Group Luxembourg S.a.r.l. as of December 31, 2006 and the related statements of operations, changes in shareholders’ equity and cash flows for the year then ended, and the unaudited interim consolidated financial statements of Billing Services Group Luxembourg S.a.r.l. for the nine months ended September 31, 2007.

*	Previously filed

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

Dated: February 11, 2008

SYNIVERSE HOLDINGS, INC.
SYNIVERSE TECHNOLOGIES, INC
(Registrant)

By:	/s/ David W. Hitchcock
Name:	David W. Hitchcock
Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP

99.1*	Press Release dated December 19, 2007

99.2	Unaudited pro forma condensed consolidated financial information of Syniverse giving effect to the acquisition of BSG Wireless and the related financing transactions.

99.3	Audited consolidated balance sheet of Billing Services Group Luxembourg S.a.r.l. as of December 31, 2006 and the related statements of operations, changes in shareholders’ equity and cash flows for the year then ended, and the unaudited interim consolidated financial statements of Billing Services Group Luxembourg S.a.r.l. for the nine months ended September 31, 2007.

*	Previously filed

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